Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C.  §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Micrologix Biotech Inc. (the “Company”) on Form 20-F for the year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. DeMesa, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.  §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“James DeMesa”

James M. DeMesa

President and Chief Executive Officer

September 17, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Micrologix Biotech Inc. (the “Company”) on Form 20-F for the year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur J. Ayres, Vice President Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“Arthur Ayres”

Arthur J. Ayres

Vice President Finance and Chief Financial Officer

September 17, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.